Rule 497(d)
                                     FT 549


                Supplement to the Prospectus dated July 18, 2001

Notwithstanding anything to the contrary in the Prospectus, certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities.



February 6, 2002